December 8, 1998


          Securities and Exchange Commission
          Judiciary Plaza
          450 Fifth Street, N.W.
          Washington, D.C.  20549


          Re: Impac Secured Assets Corp. Mortgage Pass-Through Certificates, Series 1998-3; File No. 333-44209.


          Ladies and Gentlemen:

          Enclosed herewith for filing on behalf of Impac Secured Assets Corp. under the Pooling and Servicing Agreement dated and effective as of September 1, 1998, among the Depositor, PNC Mortgage Securities Corp., as master servicer (the "Master Servicer"), and Bankers Trust Company of California, N.A., as trustee (the "Trustee"), providing for, among other things, the issuance of Mortgage Pass-Through Certificates, Series 1998-3, is a Current Report on Form 8-K.

          The Series 1998-3 Mortgage Pass-Through Certificates will include the following four classes (the "Senior Certificates"); (i) Class A-1 Certificates; (ii) Class A-2 Certificates (the "Principal Only Certificates"); (iii) Class A-3 Certificates (the "Variable Strip Certificates"), and (iii) Class R Certificates (the "Residual Certificates"). In addition to the Senior Certificates, the Series 1998-3 Mortgage Pass-Through Certificates will also include six classes of subordinate certificates which are designated as the Class M-1 Certificates, Class M-2 Certificates and the Class M-3 Certificates (collectively, the Class M Certificates") and the Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates (collectively, the "Class B Certificates" and, together with the Class M Certificates and Senior Certificates, the "Certificates"). Only the Senior Certificates and the Class M Certificates (together, the "Offered Certificates") are offered hereby.

          The Certificates were registered under the Securities Act of 1933.
		As a result, the Registrant is subject to the filing requirements of
          Section 15(d) of the Securities Exchange Act of 1934, as amended
          (the "Exchange Act").  The Trust intends to fulfill these filing requirements in the manner described herein:

          The agent for Registrant will file, promptly after each Distribution Date (as defined in the Indenture), a Current Report on Form 8-K in substantially the form enclosed herewith, including as an exhibit thereto the applicable Distribution Date Report. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 or 5 of Part II of Form 10-Q.

          Within 90 days after the end of each fiscal year, the agent for the Registrant will file an annual report of Form 10-K, which responds to Items 2, 3, and 4 of Part I, Items 5 and 9 of Part II, Items 12 and 13 of Part III and Item 14 of Part IV thereof, and include as exhibits thereto certain information from the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required under the Pooling and Servicing Agreement.

          The agent for the Registrant will follow the above procedures except for any fiscal year as to which its reporting obligations under
          Section 15(d) of the Exchange Act have been suspended pursuant to such Section. In such event, the agent for the Registrant will file a Form 15 as required under Rule 15d-6.

          Should you wish to discuss the above filing procedures, please call Judy L. Gomez at (714) 253-7562.


          Sincerely,
          /s/ Judy L. Gomez
          Assistant Vice President
          Bankers Trust Company of California, N.A.
          S.E.C. Reporting Agent for Impac Secured Assets Corp. Mortgage Pass-Through Certificates, Series, 1998-3.


                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                      FORM 8-K


                 Current Report Pursuant To Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  October 26, 1998


                             IMPAC SECURED ASSETS CORP.
          (as company under a Pooling and Servicing Agreement, dated
		September 1, 1998, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series, 1998-3).


                   IMPAC SECURED ASSETS CORP. MORTGAGE PASS-THROUGH
                             CERTIFICATES, SERIES 1998-3
              (Exact name of Registrant as specified in its Charter)


                                     CALIFORNIA
                   (State or Other Jurisdiction of Incorporation)


              333-44209                                  33-071-5871
              (Commission File Number)                  (I.R.S. Employer
                                                        Identification No.)


 		  20371 IRVINE AVENUE
 		  SANTA ANA, CALIFORNIA                       92707
              (Address of principal executive offices)  (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (714) 556-0122


          ITEM 5.     Other Events

               Attached hereto are copies of the Monthly Remittance Statements to the Certificateholders which were derived from the monthly information submitted by the Master Servicer to the Trustee.


          ITEM 7.     Financial Statement and Exhibits

          Exhibits:   (as noted in Item 5 above)


          Monthly Remittance Statement to the Certificateholders dated as of October 26, 1998.

          Monthly Remittance Statement to the Certificateholders dated as of November 25, 1998.


                                      SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Indenture, dated as of September 1, 1998.


          Date:  December 8, 1998           By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX


          Document


          Monthly Remittance Statement to the Certificateholders dated as of October 26, 1998.

          Monthly Remittance Statement to the Certificateholders dated as of November 25, 1998.





Impac Secured Assets Corp.
Mortgage Pass-Through Certificates
 Series 1998-3

Statement  To  Certificateholders

DISTRIBUTIONS IN DOLLARS
                                       PRIOR
>                                                CURRENT
                     ORIGINAL      PRINCIPAL
>                 REALIZED       DEFERRED      PRINCIPAL
     CLASS         FACE VALUE        BALANCE       INTEREST      PRINCIPAL
>     TOTAL         LOSSES       INTEREST        BALANCE

          A-1  269,772,582.00 269,772,582.00   1,573,673.40   1,352,492.81   2,
>926,166.21           0.00           0.00 268,420,089.19
          A-2    9,991,578.00   9,991,578.00           0.00      50,092.33
> 50,092.33           0.00           0.00   9,941,485.67
          A-3            0.00           0.00     243,975.27           0.00
>243,975.27           0.00           0.00           0.00
          M-1    7,291,728.00   7,291,728.00      41,015.97       5,077.38
> 46,093.35           0.00           0.00   7,286,650.62
          M-2    3,571,458.00   3,571,458.00      20,089.45       2,486.88
> 22,576.33           0.00           0.00   3,568,971.12
          M-3    2,083,350.00   2,083,350.00      11,718.84       1,450.68
> 13,169.52           0.00           0.00   2,081,899.32
          B-1    2,083,350.00   2,083,350.00      11,718.84       1,450.68
> 13,169.52           0.00           0.00   2,081,899.32
          B-2    1,190,486.00   1,190,486.00       6,696.48         828.96
>  7,525.44           0.00           0.00   1,189,657.04
          B-3    1,636,921.63   1,636,921.63       9,207.68       1,139.82
> 10,347.50           0.00           0.00   1,635,781.81
          Strip          0.00           0.00     114,088.26           0.00
>114,088.26           0.00           0.00           0.00
          R            100.00         100.00           0.56         100.00
>    100.56           0.00           0.00           0.00

TOTALS         297,621,553.63 297,621,553.63   2,032,184.75   1,415,119.54   3,
>447,304.29           0.00           0.00 296,206,434.09

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
>                           PASS-THROUGH
                                       PRIOR
>                  CURRENT      RATES
                                   PRINCIPAL
>                PRINCIPAL
     CLASS                           BALANCE       INTEREST      PRINCIPAL
>     TOTAL        BALANCE        CURRENT           NEXT

          A-1                   1,000.000000       5.833333       5.013455
> 10.846789     994.986545       7.000000%      7.000000%
          A-2                   1,000.000000       0.000000       5.013455
>  5.013455     994.986545       0.000000%      0.000000%
          A-3                       0.000000       0.819750       0.000000
>  0.819750       0.000000       0.983700%      0.993400%
          M-1                   1,000.000000       5.625000       0.696321
>  6.321321     999.303679       6.750000%      6.750000%
          M-2                   1,000.000000       5.625000       0.696321
>  6.321320     999.303679       6.750000%      6.750000%
          M-3                   1,000.000000       5.624998       0.696321
>  6.321319     999.303679       6.750000%      6.750000%
          B-1                   1,000.000000       5.624998       0.696321
>  6.321319     999.303679       6.750000%      6.750000%
          B-2                   1,000.000000       5.624997       0.696321
>  6.321318     999.303679       6.750000%      6.750000%
          B-3                   1,000.000000       5.624997       0.696319
>  6.321317     999.303681       6.750000%      6.750000%
          Strip                     0.000000       0.383333       0.000000
>  0.383333       0.000000       0.460000%      0.464500%
          R                     1,000.000000       5.600000   1,000.000000   1,
>005.600000       0.000000       6.750000%      6.750000%

               * This statement is also available on Bankers Trust's Website, h >ttp://online.bankerstrust.com/invr/. We begin posting statements to the Web at 7:00 p.m. Eastern Time on the busin >ess day before each distribution date.


SELLER:                       Impac Funding Corporation                    ADMI
>NISTRATOR:                Jarrod Anderson
SERVICER:                     PNC Mortgage Securities Corp.
>                          Bankers Trust Company
LEAD UNDERWRITER:             Donaldson, Lufkin & Jenrette
>                           3 Park Plaza
RECORD DATE:                  September 30, 1998
>                          Irvine, CA 92614
DISTRIBUTION DATE:            October 26, 1998
>        FACTOR INFORMATION(800) 735-7777
                                                                Page 1 of 3
>                             COPYRIGHT 1998 Bankers Trust Company

>                                                       Impac Secured Assets Co
>rp.

>                                                       Mortgage Pass-Through C
>ertificates

>                                                         Series 1998-3


>                                                       Statement  To  Certific
>ateholders



>                                                        Distribution Date:
>  October 26, 1998


>                                                        DELINQUENT AND

>                                                        FORECLOSURE LOAN
>                       30 TO 59   60 TO 89    90 PLUS

>                                                        INFORMATION
>                         DAYS       DAYS        DAYS                     TOTAL
>

>                                                        PRINCIPAL BALANCE
>                           0.00        0.00        0.00                   0.00
>

>                                                       PERCENTAGE OF POOL BALA
>NCE                      0.0000%     0.0000%     0.0000%               0.0000%
>

>                                                        NUMBER OF LOANS
>                              0           0           0                      0
>

>                                                        PERCENTAGE OF LOANS
>                         0.0000%     0.0000%     0.0000%               0.0000%
>

>                                                       FORECLOSURE LOAN INFORM
>ATION:

>                                                        PRINCIPAL BALANCE
>                           0.00        0.00        0.00                   0.00
>

>                                                       PERCENTAGE OF POOL BALA
>NCE                      0.0000%     0.0000%     0.0000%               0.0000%
>

>                                                        NUMBER OF LOANS
>                              0           0           0                      0
>

>                                                        PERCENTAGE OF LOANS
>                         0.0000%     0.0000%     0.0000%               0.0000%
>

>                                                       BANKRUPTCY LOAN INFORMA
>TION:

>                                                        PRINCIPAL BALANCE
>                           0.00        0.00        0.00                   0.00
>

>                                                       PERCENTAGE OF POOL BALA
>NCE                      0.0000%     0.0000%     0.0000%               0.0000%
>

>                                                        NUMBER OF LOANS
>                              0           0           0                      0
>

>                                                        PERCENTAGE OF LOANS
>                         0.0000%     0.0000%     0.0000%               0.0000%
>

>                                                        REO LOAN INFORMATION:
>

>                                                        PRINCIPAL BALANCE
>                           0.00        0.00        0.00                   0.00
>

>                                                       PERCENTAGE OF POOL BALA
>NCE                      0.0000%     0.0000%     0.0000%               0.0000%
>

>                                                        NUMBER OF LOANS
>                              0           0           0                      0
>

>                                                        PERCENTAGE OF LOANS
>                         0.0000%     0.0000%     0.0000%               0.0000%
>


>                                                       BOOK VALUE REO PROPERTY
>:                                                                         0.00
>
>                                                       AGGREGATE COLLECTIONS O
>F NET INTEREST WITH RESPECT TO THE MORTGAGE LOANS:                 2,033,900.0
>

>                                                       AGGREGATE COLLECTIONS O
>F SCHEDULED PRINCIPAL WITH RESPECT TO THE MORTGAGE LOANS:           207,239.98
>

>                                                       AGGREGATE COLLECTIONS O
>F PREPAYMENTS WITH RESPECT TO THE MORTGAGE LOANS:                  1,207,869.2
>


>                                                       AGGREGATE COLLECTIONS W
>ITH RESPECT TO THE MORTGAGE LOANS:                                 3,449,009.2
>


>                                                       SUBORDINATE PRINCIPAL D
>ISTRIBUTION AMOUNT                                                   12,434.40
>

>                                                       CLASS M-1 PREPAYMENT DI
>STRIBUTION PERCENTAGE                                                  100.00%
>

>                                                       CLASS M-2 PREPAYMENT DI
>STRIBUTION PERCENTAGE                                                    0.00%
>

>                                                       CLASS M-3 PREPAYMENT DI
>STRIBUTION PERCENTAGE                                                    0.00%
>

>                                                       CLASS B-1 PREPAYMENT DI
>STRIBUTION PERCENTAGE                                                    0.00%
>

>                                                       CLASS B-2 PREPAYMENT DI
>STRIBUTION PERCENTAGE                                                    0.00%
>

>                                                       CLASS B-3 PREPAYMENT DI
>STRIBUTION PERCENTAGE                                                    0.00%
>


>                                                        AGGREGATE PRIOR UNPAID
>INTEREST SHORTFALL:                                                       0.00
>


>                                                       ENDING AGGREGATE PRINCI
>PAL BALANCE OF THE MORTGAGE LOANS:                              296,206,444.36
>


>                                                       AGGREGATE NUMBER OF THE
> MORTGAGE LOANS IN POOL:                                                 2,317
>

>                                                       WEIGHTED AVERAGE POOL S
>TRIP RATE                                                              1.4437%
>

>                                                       CURRENT WEIGHTED AVERAG
>E NET MORTGAGE RATE:                                                   8.1937%
>

>                                                       CURRENT WEIGHTED AVERAG
>E MONTHS TO MATURITY:                                                      348
>


>
>                          Page 2 of 3                       COPYRIGHT 1998 B
>

>                                                       Impac Secured Assets Co
>rp.

>                                                       Mortgage Pass-Through C
>ertificates

>                                                         Series 1998-3


>                                                       Statement  To  Certific
>ateholders



>                                                        Distribution Date:
>  October 26, 1998


>                                                       AMOUNT OF PRINCIPAL ADV
>ANCES MADE WITH RESPECT TO THE RELATED PAYMENT DATE:                    330.87
>


>                                                       AMOUNT OF INTEREST ADVA
>NCES MADE WITH RESPECT TO THE RELATED PAYMENT DATE:                   1,395.24
>


>                                                       AGGREGATE ADVANCES MADE
> WITH RESPECT TO THE RELATED PAYMENT DATE:                            1,726.11
>


>                                                        HAS THE CREDIT SUPPORT
>DEPLETION DATE OCCURRED?                                                NO


>                                                       AGGREGATE AMOUNT OF REA
>LIZED LOSSES FOR THE RELATED PAYMENT DATE:                                0.00
>


>                                                       CUMULATIVE AMOUNT OF RE
>ALIZED LOSSES SINCE THE CLOSING DATE:                                     0.00
>


>                                                       SENIOR ACCELERATED DIST
>RIBUTION PERCENTAGE                                                    100.00%
>


>                                                        SENIOR PERCENTAGE
>                                                                        94.00%
>


>                                                        CLASS M-1 PERCENTAGE
>                                                                         2.45%
>

>                                                        CLASS M-2 PERCENTAGE
>                                                                         1.20%
>

>                                                        CLASS M-3 PERCENTAGE
>                                                                         0.70%
>

>                                                        CLASS B-1 PERCENTAGE
>                                                                         0.70%
>

>                                                        CLASS B-2 PERCENTAGE
>                                                                         0.40%
>

>                                                        CLASS B-3 PERCENTAGE
>                                                                         0.55%
>

>                                                        SUBORDINATE PERCENTAGE
>                                                                         6.00%
>



>                                                       AGGREGATE FORECLOSED LO
>AN RECOVERIES                                                             0.00
>


>                                                        SPECIAL HAZARD AMOUNT
>                                                                   2,976,216.0
>


>                                                        FRAUD LOSS AMOUNT
>                                                                   5,952,431.0
>


>                                                        BANKRUPTCY AMOUNT
>                                                                    143,230.00
>



>                                                                         Class
>           Interest Accrued    Net Interest Shortfall  Aggregate Unpaid Intere
>

>                                                                         Clas
>s A-1       1,573,673.40               0.00                    0.00

>                                                                          Clas
>s A-2            0.00                  0.00                    0.00

>                                                                          Clas
>s A-3       243,975.27                 0.00                    0.00

>                                                                          Clas
>s M-1       41,015.97                  0.00                    0.00

>                                                                          Clas
>s M-2       20,089.45                  0.00                    0.00

>                                                                          Clas
>s M-3       11,718.84                  0.00                    0.00

>                                                                          Clas
>s B-1       11,718.84                  0.00                    0.00

>                                                                          Clas
>s B-2        6,696.48                  0.00                    0.00

>                                                                          Clas
>s B-3        9,207.68                  0.00                    0.00

>                                                                          Clas
>s Strip     114,088.26                 0.00                    0.00

>                                                                          Clas
>s R              0.56                  0.00                    0.00

>
>                          Page 3 of 3                        COPYRIGHT 1998 B
>
ankers Trust Company

st

ankers Trust Company






Impac Secured Assets Corp.
Mortgage Pass-Through Certificates
 Series 1998-3

Statement  To  Certificateholders

DISTRIBUTIONS IN DOLLARS
                                       PRIOR
>                                                CURRENT
                     ORIGINAL      PRINCIPAL
>                 REALIZED       DEFERRED      PRINCIPAL
     CLASS         FACE VALUE        BALANCE       INTEREST      PRINCIPAL
>     TOTAL         LOSSES       INTEREST        BALANCE

          A-1  269,772,582.00 268,420,089.19   1,565,783.92   2,061,664.74   3,
>627,448.66           0.00           0.00 266,358,424.45
          A-2    9,991,578.00   9,941,485.67           0.00      76,357.96
> 76,357.96           0.00           0.00   9,865,127.71
          A-3  297,621,553.63 296,206,444.36     242,711.58           0.00
>242,711.58           0.00           0.00 294,055,824.84
          M-1    7,291,728.00   7,286,650.62      40,987.41       5,139.51
> 46,126.92           0.00           0.00   7,281,511.11
          M-2    3,571,458.00   3,568,971.12      20,075.46       2,517.31
> 22,592.77           0.00           0.00   3,566,453.81
          M-3    2,083,350.00   2,081,899.32      11,710.68       1,468.43
> 13,179.11           0.00           0.00   2,080,430.89
          B-1    2,083,350.00   2,081,899.32      11,710.68       1,468.43
> 13,179.11           0.00           0.00   2,080,430.89
          B-2    1,190,486.00   1,189,657.04       6,691.82         839.10
>  7,530.92           0.00           0.00   1,188,817.94
          B-3    1,636,921.63   1,635,781.81       9,201.29       1,153.77
> 10,355.06           0.00           0.00   1,634,628.04
          Ex-St297,621,553.63 296,206,444.36     113,497.34           0.00
>113,497.34           0.00           0.00 294,055,824.84
          R            100.00           0.00           0.00           0.00
>      0.00           0.00           0.00           0.00










TOTALS         297,621,553.63 296,206,434.09   2,022,370.18   2,150,609.25   4,
>172,979.43           0.00           0.00 294,055,824.84
 * The balances for Class A-3 and the Excess Servicing Strip denote a Notional >Balance.
FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
>                           PASS-THROUGH
                                       PRIOR
>                  CURRENT      RATES
                                   PRINCIPAL
>                PRINCIPAL
     CLASS                           BALANCE       INTEREST      PRINCIPAL
>     TOTAL        BALANCE        CURRENT           NEXT

          A-1                     994.986545       5.804088       7.642232
> 13.446321     987.344312       7.000000%      7.000000%
          A-2                     994.986545       0.000000       7.642232
>  7.642232     987.344312       0.000000%      0.000000%
          A-3  *                  995.245273       0.815504       0.000000
>  0.815504     988.019252       0.983300%      0.983600%
          M-1                     999.303679       5.621083       0.704841
>  6.325924     998.598838       6.750000%      6.750000%
          M-2                     999.303679       5.621082       0.704841
>  6.325923     998.598838       6.750000%      6.750000%
          M-3                     999.303679       5.621081       0.704841
>  6.325922     998.598838       6.750000%      6.750000%
          B-1                     999.303679       5.621081       0.704841
>  6.325922     998.598838       6.750000%      6.750000%
          B-2                     999.303679       5.621082       0.704838
>  6.325921     998.598841       6.750000%      6.750000%
          B-3                     999.303681       5.621094       0.704841
>  6.325935     998.598839       6.750000%      6.750000%
          Ex-Strip  *             995.245273       0.381348       0.000000
>  0.381348     988.019252       0.459800%      0.459900%
          R                         0.000000       0.000000       0.000000
>  0.000000       0.000000       6.750000%      6.750000%




     This statement is also available on Bankers Trust's website, http://online >.bankerstrust.com/invr.
     We begin posting statements to the website at 7:00 p.m. EST on the busines >s day before each distribution date.


SELLER:                       Impac Funding Corporation                    ADMI
>NISTRATOR:                Jarrod Anderson
SERVICER:                     PNC Mortgage Securities Corp.
>                          Bankers Trust Company
LEAD UNDERWRITER:             Donaldson, Lufkin & Jenrette
>                           3 Park Plaza
RECORD DATE:                  October 30, 1998
>                          Irvine, CA 92614
DISTRIBUTION DATE:            November 25, 1998
>        FACTOR INFORMATION(800) 735-7777
                                                                Page 1 of 3
>                             COPYRIGHT 1998 Bankers Trust Company

>                                                       Impac Secured Assets Co
>rp.

>                                                       Mortgage Pass-Through C
>ertificates

>                                                         Series 1998-3


>                                                       Statement  To  Certific
>ateholders



>                                                        Distribution Date:
>  November 25, 1998


>                                                        DELINQUENT AND

>                                                        FORECLOSURE LOAN
>                       30 TO 59   60 TO 89    90 PLUS

>                                                        INFORMATION
>                         DAYS       DAYS        DAYS                     TOTAL
>

>                                                        PRINCIPAL BALANCE
>                      576,104.30       0.00        0.00             576,104.30
>

>                                                       PERCENTAGE OF POOL BALA
>NCE                      0.1959%     0.0000%     0.0000%               0.1959%
>

>                                                        NUMBER OF LOANS
>                              5           0           0                      5
>

>                                                        PERCENTAGE OF LOANS
>                         0.2170%     0.0000%     0.0000%               0.2170%
>

>                                                       FORECLOSURE LOAN INFORM
>ATION:

>                                                        PRINCIPAL BALANCE
>                           0.00        0.00        0.00                   0.00
>

>                                                       PERCENTAGE OF POOL BALA
>NCE                      0.0000%     0.0000%     0.0000%               0.0000%
>

>                                                        NUMBER OF LOANS
>                              0           0           0                      0
>

>                                                        PERCENTAGE OF LOANS
>                         0.0000%     0.0000%     0.0000%               0.0000%
>

>                                                       BANKRUPTCY LOAN INFORMA
>TION:

>                                                        PRINCIPAL BALANCE
>                           0.00        0.00        0.00                   0.00
>

>                                                       PERCENTAGE OF POOL BALA
>NCE                      0.0000%     0.0000%     0.0000%               0.0000%
>

>                                                        NUMBER OF LOANS
>                              0           0           0                      0
>

>                                                        PERCENTAGE OF LOANS
>                         0.0000%     0.0000%     0.0000%               0.0000%
>

>                                                        REO LOAN INFORMATION:
>

>                                                        PRINCIPAL BALANCE
>                           0.00        0.00        0.00                   0.00
>

>                                                       PERCENTAGE OF POOL BALA
>NCE                      0.0000%     0.0000%     0.0000%               0.0000%
>

>                                                        NUMBER OF LOANS
>                              0           0           0                      0
>

>                                                        PERCENTAGE OF LOANS
>                         0.0000%     0.0000%     0.0000%               0.0000%
>


>                                                       BOOK VALUE REO PROPERTY
>:                                                                         0.00
>



>                                                       AGGREGATE COLLECTIONS O
>F NET INTEREST WITH RESPECT TO THE MORTGAGE LOANS:                 1,966,933.2
>

>                                                       AGGREGATE COLLECTIONS O
>F SCHEDULED PRINCIPAL WITH RESPECT TO THE MORTGAGE LOANS:           208,923.77
>

>                                                       AGGREGATE COLLECTIONS O
>F PREPAYMENTS WITH RESPECT TO THE MORTGAGE LOANS:                  1,941,695.7
>


>                                                       AGGREGATE COLLECTIONS W
>ITH RESPECT TO THE MORTGAGE LOANS:                                 4,117,552.7
>


>                                                       SUBORDINATE PRINCIPAL D
>ISTRIBUTION AMOUNT                                                   12,586.55
>

>                                                       CLASS M-1 PREPAYMENT DI
>STRIBUTION PERCENTAGE                                                  100.00%
>

>                                                       CLASS M-2 PREPAYMENT DI
>STRIBUTION PERCENTAGE                                                    0.00%
>

>                                                       CLASS M-3 PREPAYMENT DI
>STRIBUTION PERCENTAGE                                                    0.00%
>

>                                                       CLASS B-1 PREPAYMENT DI
>STRIBUTION PERCENTAGE                                                    0.00%
>

>                                                       CLASS B-2 PREPAYMENT DI
>STRIBUTION PERCENTAGE                                                    0.00%
>

>                                                       CLASS B-3 PREPAYMENT DI
>STRIBUTION PERCENTAGE                                                    0.00%
>


>                                                        AGGREGATE PRIOR UNPAID
>INTEREST SHORTFALL:                                                       0.00
>


>                                                       ENDING AGGREGATE PRINCI
>PAL BALANCE OF THE MORTGAGE LOANS:                              294,055,824.84
>


>                                                       AGGREGATE NUMBER OF THE
> MORTGAGE LOANS IN POOL:                                                 2,304
>

>                                                       WEIGHTED AVERAGE POOL S
>TRIP RATE                                                              1.4431%
>

>                                                       CURRENT WEIGHTED AVERAG
>E NET MORTGAGE RATE:                                                   8.1931%
>

>                                                       CURRENT WEIGHTED AVERAG
>E MONTHS TO MATURITY:                                                      347
>


>
>                          Page 2 of 3                         COPYRIGHT 1998 B
>

>                                                       Impac Secured Assets Co
>rp.

>                                                       Mortgage Pass-Through C
>ertificates

>                                                         Series 1998-3


>                                                       Statement  To  Certific
>ateholders



>                                                        Distribution Date:
>  November 25, 1998


>                                                       AMOUNT OF PRINCIPAL ADV
>ANCES MADE WITH RESPECT TO THE RELATED PAYMENT DATE:                  5,228.67
>


>                                                       AMOUNT OF INTEREST ADVA
>NCES MADE WITH RESPECT TO THE RELATED PAYMENT DATE:                  58,518.38
>


>                                                       AGGREGATE ADVANCES MADE
> WITH RESPECT TO THE RELATED PAYMENT DATE:                           63,747.05
>


>                                                        HAS THE CREDIT SUPPORT
>DEPLETION DATE OCCURRED?                                                NO


>                                                       AGGREGATE AMOUNT OF REA
>LIZED LOSSES FOR THE RELATED PAYMENT DATE:                                0.00
>


>                                                       CUMULATIVE AMOUNT OF RE
>ALIZED LOSSES SINCE THE CLOSING DATE:                                     0.00
>


>                                                       SENIOR ACCELERATED DIST
>RIBUTION PERCENTAGE                                                    100.00%
>


>                                                        SENIOR PERCENTAGE
>                                                                        93.98%
>


>                                                        CLASS M-1 PERCENTAGE
>                                                                         2.46%
>

>                                                        CLASS M-2 PERCENTAGE
>                                                                         1.20%
>

>                                                        CLASS M-3 PERCENTAGE
>                                                                         0.70%
>

>                                                        CLASS B-1 PERCENTAGE
>                                                                         0.70%
>

>                                                        CLASS B-2 PERCENTAGE
>                                                                         0.40%
>

>                                                        CLASS B-3 PERCENTAGE
>                                                                         0.55%
>

>                                                        SUBORDINATE PERCENTAGE
>                                                                         6.02%
>



>                                                       AGGREGATE FORECLOSED LO
>AN RECOVERIES                                                             0.00
>


>                                                        SPECIAL HAZARD AMOUNT
>                                                                   2,976,216.0
>


>                                                        FRAUD LOSS AMOUNT
>                                                                   5,952,431.0
>


>                                                        BANKRUPTCY AMOUNT
>                                                                   143,230.00
>



>                                                                         Class
>           Interest Accrued    Net Interest Shortfall  Aggregate Unpaid Intere
>

>                                                                          Clas
>s A-1       1,565,783.92               0.00                    0.00

>                                                                          Clas
>s A-2            0.00                  0.00                    0.00

>                                                                          Clas
>s A-3       242,711.58                 0.00                    0.00

>                                                                          Clas
>s M-1       40,987.41                  0.00                    0.00

>                                                                          Clas
>s M-2       20,075.46                  0.00                    0.00

>                                                                          Clas
>s M-3       11,710.68                  0.00                    0.00

>                                                                          Clas
>s B-1       11,710.68                  0.00                    0.00

>                                                                          Clas
>s B-2        6,691.82                  0.00                    0.00

>                                                                          Clas
>s B-3        9,201.29                  0.00                    0.00

>                                                                          Clas
>s Ex-Strip  113,497.34                 0.00                    0.00

>                                                                          Clas
>s R              0.00                  0.00                    0.00




>
>                          Page 3 of 3                      COPYRIGHT 1998 B
>



























































































































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ankers Trust Company